UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Fund

(Exact name of registrant as specified in charter)

BW Asset Management Ltd

Strathvale House, 3rd Floor

PO Box 30847

90 North Church Street

George Town, Grand Cayman,

KY1-1204, Cayman Islands

(Address of principal executive offices) (Zip code)

Mitchell Mansfield

BW Asset Management Ltd

Strathvale House, 3rd Floor

PO Box 30847

90 North Church Street

George Town, Grand Cayman,

KY1-1204, Cayman Islands

(Name and address of agent for service)

COPIES TO:

Karen A. Aspinall

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Registrant's telephone number, including area code: (888) 445-6032

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

SEMI-ANNUAL REPORT
September 30, 2023
(Unaudited)

WWW.WILDERMUTHFUND.COM • 1-888-445-6032 •
DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC
(MEMBER OF FINRA)

Wildermuth Fund

Wildermuth Fund

Portfolio Review
September 30, 2023 (Unaudited)

The Fund’s performance figures* for each of the periods ended September 30, 2023, compared to its benchmarks:

	Five Years	Three Years	One Year	Annualized Since Inception[1]
Class I2	(5.46)%	(9.75)%	(33.38)%	(2.22)%
S&P SmallCap 600 Index**	3.21%	12.10%	(10.08)%	6.40%
S&P 500® Total Return Index***	9.92%	10.15%	21.62%	11.54%
Bloomberg Barclays U.S. Aggregate Bond Index****	(0.10)%	(5.21)%	(0.64)%	0.12%

1         The Class I inception date was April 28, 2017.

2         On August 14, 2023, Class A and Class C shares were converted into Class I Shares.

*        The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class I has a total annual operating expense of 4.28%, per the prospectus supplement dated August 1, 2023 to the prospectus dated July 29, 2022.

**      The S&P SmallCap 600 is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index.

***    The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

****   The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Fund

Portfolio Review - Continued
September 30, 2023 (Unaudited)

Holdings by type of Investment	% of Net Assets
Commodity & Natural Resource Investments	8.4%
Direct Private Equity	62.8
Direct Real Estate	3.9
Hedge Funds	0.8
Private Equity Debt	25.1
Private Equity Funds	8.1
Private Real Estate Investments	7.3
Public Non-Traded Real Estate Investment Debt	0.2
Warrants	0.9
Short-Term Investments	0.9
Other Assets and Liabilities	(18.4)
100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Fund

Portfolio Composition
September 30, 2023 (Unaudited)

Country of Investment	Value	% of Net Assets
France	$1,427,474	2.0%
Ireland	13,623,427	18.7
Luxembourg	2,418,071	3.3
New Zealand	2,259,984	3.1
United States	66,331,270	91.3
Other Assets & Liabilities, net	(13,348,862)	(18.4)
	$72,711,364	100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Fund

Schedule of Investments
September 30, 2023 (Unaudited)

Interests, Shares, Principal Amount, or Units		Fair Value
	COMMODITY & NATURAL RESOURCE INVESTMENTS — 8.4%
1,000	Casillas Petroleum Resource Partners, LLC(a)(b)(c)	$1,032,213
1,976,034	CM Funding, LLC(a)(b)(c)(d)(e)(g)	1,868,275
—	Kayne Anderson Energy Fund VII LP(a)(b)(d)(f)	1,343,291
182	Midcon Holdco Partners, LLC(a)(b)(c)	209,185
2,066,031	Thunder Investment Partners, LLC(a)(b)(c)(e)(g)	1,635,388
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $7,131,318)	6,088,352

	DIRECT PRIVATE EQUITY — 62.8%
41,751	Affinity Beverages, LLC(a)(b)(c)(d)	174,999
684	Atlas Fintech Holdings Corp. - Class A Share Interests(a)(b)(c)(d)(e)	2,688,310
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(a)(b)(c)(d)(e)(g)	3,771,103
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(a)(b)(c)(d)(e)(g)	719,414
838,423	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(a)(b)(c)(d)(e)(g)	4,066,329
1,543,074	Clearsense, LLC - Class C Preferred Shares(a)(b)(c)(d)(e)(g)	3,105,269
835,814	Clearsense, LLC - Class D Preferred Shares(a)(b)(c)(d)(e)(g)	2,106,878
2,074,115	DSI Digital, LLC - Common Units(a)(b)(c)(d)(e)(g)	117,971
5,791,621	DSI Digital, LLC - Series A Convertible Preferred Units(a)(b)(c)(d)(e)(g)	5,420,563
—	Level ATI HoldCo, LLC - Class A(a)(b)(c)(d)(e)(g)	4,324,396
3,500,000	Metro Diner, LLC - Series B Units(a)(b)(c)(d)(e)	2,491,051
1,880,968	Metro Diner, LLC - Series II Common Units(a)(b)(c)(d)(e)	1,254,009
8,800,000	Reach Enterprises, Inc. - Common Units(a)(b)(c)(d)(e)(g)	1,900,610
309,150	Reach Enterprises, Inc. - Series Seed-1 Preferred Units(a)(b)(c)(d)(e)(g)	106,309
1,288,103	Reach Enterprises, Inc. - Series Seed-2 Preferred Units(a)(b)(c)(d)(e)(g)	442,946
7,627,254	Waratek, Ltd. - Common Shares(a)(b)(c)(d)(e)(g)	7,396,862
635,838	Waratek, Ltd. - Series B-1(a)(b)(c)(d)(e)(g)	2,444,347
756,826	Waratek, Ltd. - Series B-2(a)(b)(c)(d)(e)(g)	3,160,877
—	WG Pitts Caribbean, LLC - Common Units(a)(b)(c)(d)(e)(g)	—
	TOTAL DIRECT PRIVATE EQUITY (Cost $48,734,959)	45,692,243

	DIRECT REAL ESTATE — 3.9%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(a)(b)(d)	1,486,921
1,800,000	LaGrange Senior Living, LLC - Class A Interests(a)(b)(c)(e)(g)	1,336,857
	TOTAL DIRECT REAL ESTATE (Cost $2,169,385)	2,823,778

	HEDGE FUNDS — 0.8%
—	Rosebrook Opportunities Fund LP(a)(b)(d)(f)(g)(h)	603,602
	TOTAL HEDGE FUNDS (Cost $994,053)	603,602

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
September 30, 2023 (Unaudited)

Interests, Shares, Principal Amount, or Units		Fair Value
	PRIVATE EQUITY DEBT — 25.1%
$750,000	Clear Guide Medical, Inc. - Convertible Note, 0.50%, 2/29/2024(a)(b)(c)(d)(e)(g)(i)	$696,350
250,000	Clear Guide Medical, Inc. - Convertible Note, 6.00%, 12/6/2023(a)(b)(c)(d)(e)(g)(i)	241,387
5,715,000	DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025(a)(b)(c)(d)(e)(g)(i)	5,682,985
2,500,000	Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023(a)(b)(c)(d)(e)(g)(i)	3,121,875
6,168,250	Reach Enterprises, Inc. - Convertible Note, 8.00%, 9/30/2024(a)(b)(c)(d)(e)(g)(i)	4,181,126
250,000	Sequin, Inc. - Convertible Note, 12.00%, 5/30/2024(a)(b)(c)(e)(i)	73,913
2,098,889	Sequin, Inc. - Convertible Note, 8.00%, 10/20/2023(a)(b)(c)(d)(e)(i)	813,902
250,000	Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024(a)(b)(c)(e)	90,955
2,033,611	The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2023(a)(b)(c)(d)(e)(i)	2,259,984
4,436,896	WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026(a)(b)(c)(d)(e)(g)(j)	1,117,798
	TOTAL PRIVATE EQUITY DEBT (Cost $24,026,606)	18,280,275

	PRIVATE EQUITY FUNDS — 8.1%
—	Abbott Secondary Opportunities LP(a)(b)(d)(f)(h)	828,303
—	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(a)(b)(c)(d)(f)(h)	1,341,449
—	Committed Advisors Secondary Fund III(a)(b)(d)(f)(h)	1,427,474
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(a)(b)(f)(h)	164,690
10	GPB Automotive Portfolio LP(a)(b)(c)(d)(e)(f)	293,441
—	Gravity Ranch Fund I LP(a)(b)(c)(d)(e)(f)(h)	—
—	PineBridge Secondary Partners IV SLP(a)(b)(d)(f)(h)	1,076,622
—	StepStone VC Opportunities V, LP(a)(b)(d)(f)(h)	715,184
	TOTAL PRIVATE EQUITY FUNDS (Cost $3,880,427)	5,847,163

	PRIVATE REAL ESTATE INVESTMENTS — 7.3%
92,075	ARCTRUST, Inc.(a)(b)(f)	954,821
—	Cygnus Property Fund V, LLC(a)(b)(d)(f)	22,605
—	Harbert Seniors Housing Fund I LP(a)(b)(d)(f)	1,121,728
—	Harbert Seniors Housing Fund II LP(a)(b)(d)(f)	2,661,601
56	Shopoff Land Fund III LP(a)(b)(d)(f)	51,520
—	Walton Street Real Estate Fund VIII LP(a)(b)(d)(f)	465,949
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $5,079,420)	5,278,224

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
September 30, 2023 (Unaudited)

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT DEBT — 0.2%
$113,520	Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031(a)(b)(c)	$110,885
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT DEBT (Cost $113,520)	110,885

	WARRANTS — 0.9%
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/30/2023(a)(b)(c)(d)(e)	—
940,275	DSI Digital, LLC, Exercise Price $0.01, Expiration Date 3/28/2025(a)(b)(c)(d)(e)(g)	47,013
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028(a)(b)(c)(d)(e)	1,846
6,410	Sequin, Inc., Exercise Price $0.001, Expiration Date 3/30/2026(a)(b)(c)(d)(e)	—
646,328	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028(a)(b)(c)(d)(e)(g)	621,341
	TOTAL WARRANTS (Cost $0)	670,200

	SHORT-TERM INVESTMENTS — 0.9%
665,504	Fidelity Institutional Government Portfolio - Institutional Class, 5.16%(k)	665,504
	TOTAL SHORT-TERM INVESTMENTS (Cost $665,504)	665,504

	TOTAL INVESTMENTS — 118.4% (Cost $92,795,192)	86,060,226
	Liabilities less other assets — (18.4)%	(13,348,862)
	TOTAL NET ASSETS — 100.0%	$72,711,364

LLC – Limited Liability Company

LP – Limited Partnership

SLP – Special Limited Partnership

(a)             Illiquid Security. As of September 30, 2023 these securities amounted to $85,394,722 representing 117.5% of total net assets.

(b)             Restricted Security. As of September 30, 2023 these securities amounted to $85,394,722 representing 117.5% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(c)             Level 3 security in accordance with fair value hierarchy.

(d)             Non-income Producing

(e)             Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of September 30, 2023 these securities amounted to $69,601,680 representing 95.7% of total net assets.

(f)              Private Fund. As of September 30, 2023 these securities amounted to $13,072,280 representing 18.0% of total net assets.

(g)             Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(h)             Private Investment Company. As of September 30, 2023 these securities amounted to $6,157,324 representing 8.5% of total net assets.

(i)              Payment-in-kind (PIK) security in which the issuer makes interest payments in the form of additional securities, as opposed to cash payouts. These additional securities generally have the same terms as the original holdings.

(j)              Security is in default.

(k)             Represents the current rate as of September 30, 2023.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Assets and Liabilities
As of September 30, 2023 (Unaudited)

Assets:
Investments in affiliated issuers at fair value (cost $68,163,854)	$60,237,871
Investments in unaffiliated issuers at fair value (cost $24,631,338)	25,822,355
Receivables:
Dividends and interest	966,220
Prepaid income taxes	498,316
Prepaid expenses	25,789
Other assets	80,000
Total assets	87,630,551

Liabilities:
Payables:
Credit facility (See Note 11)	14,499,700
Investment Advisory fees	80,242
Professional fees	79,938
Transfer agent fees and expenses	10,989
Fund accounting and administration fees	41,056
Custody fees	2,189
Trustees’ fees	69
Interest expense	13,694
Deferred tax liability, net	175,405
Accrued other liabilities	15,905
Total liabilities	14,919,187
Commitments and contingencies (Note 10)
Net Assets	$72,711,364

Net Assets Consist of:
Paid in capital	68,572,596
Total distributable earnings (loss), net of taxes	4,138,768
Net Assets	72,711,364

Net Assets:
Class I	72,711,364
Net Assets	$72,711,364

Shares of Beneficial Interest Issued and Outstanding:
Total Shares Outstanding(1)(2)	8,281,292

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class I	$8.78

(1)      On August 14, 2023, Class A and Class C shares were converted into Class I Shares.

(2)      Sales of the Fund’s shares were suspended effective June 22, 2023. The Fund’s quarterly repurchase offers were also suspended effective June 29, 2023. In addition, the Fund did not renew its registration statement with the Securities and Exchange Commission by the required deadline of July 29, 2023 which was 120 days from the Fund’s last fiscal year end. As such, the Fund is not authorized to offer shares to the public.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Operations
For the six months ended September 30, 2023 (Unaudited)

Investment Income:
Dividends from affiliated issuers (net of foreign withholding taxes of $684)	$177,574
Dividends from unaffiliated issuers	162,414
Interest from unaffiliated issuers	40,421
Total investment income	380,409

Expenses:
Investment Advisory fees (see Note 4)	658,185
Interest expense	518,956
Legal fees	121,054
Accounting and administration servicing fees	108,373
Audit fees	95,123
Transfer agent fees	88,923
Trustees’ fees	65,069
Distribution fees - Class C (see Note 4)	41,390
Shareholder servicing fees - Class A & Class C (see Note 4)	39,413
Printing and postage expenses	36,817
Chief compliance officer fees	34,458
Chief financial officer fees	32,679
Registration fees	27,370
Insurance expense	16,849
Miscellaneous expenses	7,138
Custodian fees	6,783
Pricing and valuation service fees	5,099
Total expenses before waivers and taxes	1,903,679
Expenses waived by Adviser (see Note 4)	(247,888)
Net expenses before taxes	1,655,791
Net investment loss before taxes	(1,275,382)
Current income tax benefit	(1,105,484)
Net investment loss after tax	(169,898)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain on:
Investments in unaffiliated issuers	390,082
Current tax expense	(103,828)
Total net realized gain	286,254
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(9,626,829)
Investments in unaffiliated issuers	(868,106)
Net deferred tax benefit	1,517,603
Foreign currency translations	(142)
Total net change in unrealized appreciation, net of taxes	(8,977,474)
Net realized and unrealized gain on investments and foreign currency	(8,691,220)

Net Decrease in Net Assets from Operations	$(8,861,118)

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets

	For the six months ended September 30, 2023(1)(2) (Unaudited)	For the year ended March 31, 2023 (Audited)
Increase/(Decrease) in Net Assets From:
Operations:
Net investment loss	$(169,898)	$(451,362)
Net realized gain on investments, written options contracts, and foreign currency	286,254	4,824,119
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,977,474)	(35,421,245)
Net decrease in net assets resulting from operations	(8,861,118)	(31,048,488)

Distributions to Shareholders:
Distributions:
Class A	—	(399,043)
Class C	—	(221,289)
Class I	—	(466,479)
Total:	—	(1,086,811)
From other sources (tax return of capital):
Class A	(282,206)	(775,717)
Class C	(162,467)	(613,160)
Class I	(399,975)	(664,427)
Total:	(844,648)	(2,053,304)
Total distributions to shareholders	(844,648)	(3,140,115)

Capital Share Transactions:
Net proceeds from Class A shares sold	13,770	454,551
Net proceeds from Class C shares sold	—	309,166
Net proceeds from Class I shares sold	325,261	33,469,929
Reinvestment of distributions from Class A shares	116,541	533,902
Reinvestment of distributions from Class C shares	89,537	580,848
Reinvestment of distributions from Class I shares	171,320	578,642
Cost of Class A shares redeemed	(2,126,657)	(17,979,654)
Cost of Class C shares redeemed	(1,061,290)	(29,097,178)
Cost of Class I shares redeemed	(1,768,751)	(7,681,984)
Exchanges into (out of) Class A	(28,138,883)	—
Exchanges into (out of) Class C	(15,106,258)	—
Exchanges into (out of) Class I	43,245,141	—
Net decrease from capital share transactions	(4,240,269)	(18,831,778)

Net change in net assets	(13,946,035)	(53,020,381)

Net Assets:
Beginning of year	86,657,399	139,677,780
End of period	$72,711,364	$86,657,399

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets - Continued

	For the six months ended September 30, 2023(1)(2) (Unaudited)	For the year ended March 31, 2023 (Audited)
Share Activity:
Issuance of Class A shares	1,380	34,110
Issuance of Class C shares	—	25,556
Issuance of Class I shares	28,221	2,512,805
Class A shares reinvested	11,713	41,074
Class C shares reinvested	9,576	46,779
Class I shares reinvested	16,996	44,491
Class A shares redeemed	(190,561)	(1,371,645)
Class C shares redeemed	(101,075)	(2,324,022)
Class I shares redeemed	(155,739)	(583,046)
Class A shares exchanged in (out)	(2,847,714)	—
Class C shares exchanged in (out)	(1,627,076)	—
Class I shares exchanged in (out)	4,319,019	—
Net decrease in shares of beneficial interest outstanding	(535,260)	(1,573,898)

(1)      On August 14, 2023, Class A and Class C shares were converted into Class I Shares.

(2)      Sales of the Fund’s shares were suspended effective June 22, 2023. The Fund’s quarterly repurchase offers were also suspended effective June 29, 2023. In addition, the Fund did not renew its registration statement with the Securities and Exchange Commission by the required deadline of July 29, 2023 which was 120 days from the Fund’s last fiscal year end. As such, the Fund is not authorized to offer shares to the public.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows

For the six months ended September 30, 2023 (Unaudited)
Cash flows from operating activities:
Net increase in net assets from operations	$(8,861,118)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,308,375)
Purchases of short-term investments, net	(49,468)
Proceeds from sales of investments	159,000
Net realized gain from investments	(390,082)
Net unrealized appreciation on investments	10,494,935
Net unrealized depreciation on foreign currency translations	142
Return of capital and non-income distributions	(17,215)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	90,691
Dividend and interest receivable	(799,133)
Return of capital receivable	2,546
Receivable for fund shares sold	735
Receivable for investment securities sold	667,750
Prepaid income taxes	(498,316)
Prepaid expenses	41,279
Increase/(Decrease) in liabilities:
Payable to Investment Adviser	80,242
Payable for professional fees	(306,052)
Payable for shareholder servicing fees	(11,432)
Payable for trustee fees	69
Payable for fund accounting and administration fees	5,050
Payable for custody fees	227
Payables for transfer agent fees and expenses	(4,098)
Payable for distribution fees	(11,726)
Payable for interest expense	7,713
Payable for income tax	(1,363,344)
Payable for deferred tax liability	(1,517,603)
Accrued other liabilities	(66,541)
Net cash provided from operating activities	(3,654,124)

Cash flows from financing activities:
Proceeds from shares sold	339,031
Proceeds from credit facility	8,666,237
Cost of shares redeemed, net of redemption fees	(4,956,698)
Cash distributions paid, net of reinvestment	(467,250)
Net cash used by financing activities	3,581,320

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows - Continued

For the six months ended September 30, 2023 (Unaudited)
Effects of foreign currency exchange rate changes in cash	$(142)

Net change in cash	(72,946)

Cash and cash equivalents
Cash at beginning of period	35,675
Foreign cash at beginning of period	—
Cash held at brokers at beginning of period	37,271
Total cash and cash equivalents at beginning of period	72,946

Cash held at end of period	—
Foreign cash at end of period	—
Cash held at brokers at end of period	—
Total ending cash and cash equivalents at end of period	$—

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$377,398
Net deferred tax benefit	1,517,603
$1,895,001

Supplemental disclosure of cash activity:
Income Taxes Paid	$150,701
Interest Paid	518,956
$669,657

See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class I

	For the six months ended September 30, 2023 (Unaudited)(1)	For the year end March 31, 2023	For the period ended March 31, 2022(2)	For the year ended December 31, 2021	For the year ended December 31, 2020(3)	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$10.04	$13.80	$13.62	$13.60	$13.91	$12.79	$13.27

Income from Investment Operations:
Net investment income (loss), net of taxes(4)	(0.02)	0.04	(0.03)	0.01	(0.09)	(0.06)	0.17
Net realized and unrealized gain (loss) on Investments, net of taxes	(1.14)	(3.46)	0.24	0.90	(0.13)	1.58	(0.31)
Total from investment operations	(1.16)	(3.42)	0.21	0.91	(0.22)	1.52	(0.14)
Less Distributions:
From return of capital	(0.10)	(0.22)	(0.03)	(0.11)	—	(0.41)	(0.32)
From net realized gains	—	(0.12)	—	(0.78)	(0.09)	—	(0.03)
Total distributions	(0.10)	(0.34)	(0.03)	(0.89)	(0.09)	(0.41)	(0.35)
Redemption Fees:	—	—	—	—	—	0.01	0.01
Net asset value, end of period	$8.78	$10.04	$13.80	$13.62	$13.60	$13.91	$12.79

Total return	(11.68)%(5)	(25.32)%	1.56%(5)	6.74%	(1.58)%(6)	12.06%(7)	(1.07)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,711	$40,900	$28,960	$29,255	$28,965	$38,203	$12,084
Gross expenses inclusive of interest, taxes, and extraordinary expenses(8)(9)	1.82% (10)	3.12%	3.02% (10)	2.47%	2.87%	2.72%	2.96%
Net expenses inclusive of interest, taxes, and extraordinary expenses(8)(11)	1.25% (10) (12)	2.57%	2.49% (10)	2.25%	2.25%	2.25%	2.25%
Gross expenses exclusive of interest, taxes, and extraordinary expenses(8)(9)	3.16% (10)	2.80%	2.78% (10)	—%	—%	—%	—%
Net expenses exclusive of interest, taxes, and extraordinary expenses(8)(11)	2.59% (10) (12)	2.25%	2.25% (10)	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets before taxes(8)(13)	(2.91)% (10)	0.15%	(0.97)% (10)	0.07%	(0.63)%	(0.42)%	1.27%
Ratio of net investment income (loss) to average net assets after taxes(8)(13)	(0.39)% (10)	0.28%	(0.97)% (10)	0.07%	(0.63)%	(0.42)%	1.27%
Portfolio turnover rate	0% (5)	6%	2% (5)	11%	32%	29%	31%
See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class I - Continued

	For the six months ended September 30, 2023 (Unaudited)(1)	For the year end March 31, 2023	For the period ended March 31, 2022(2)	For the year ended December 31, 2021	For the year ended December 31, 2020(3)	For the year ended December 31, 2019	For the year ended December 31, 2018
Credit Facility
Senior securities, end of period (000’s)	$14,500	$5,833	$—	$—	$—	$—	$—
Asset coverage, per $1,000 of senior security principal amount	6,604	15,885	—	—	—	—	—
Asset coverage ratio of senior securities	660%	1,586%	—	—	—	—	—

(1)          On August 14, 2023, Class A and Class C shares we converted into Class I shares.

(2)          Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

(3)          Redemption fees consisted of per share amounts of less than $0.01.

(4)          Per share amounts calculated using the average shares method.

(5)          Not annualized.

(6)          Total return would have been (1.80)% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2020).

(7)          Total return would have been 11.58% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2019).

(8)          The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)          Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(10)        Annualized.

(11)        Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(12)        Effective August 1, 2023, the Adviser agreed to contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.75% per annum of the average daily net assets attributable to Class I shares (the “Expense Limitation”). Prior to August 1, 2023, the Expense Limitation was 2.25%

(13)        Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Fund

Notes to Financial Statements
September 30, 2023 (Unaudited)

1. ORGANIZATION

Wildermuth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013 and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective was to seek total return through a combination of long-term capital appreciation and income generation.

On June 29, 2023, the Fund, based upon the recommendation of Wildermuth Advisory LLC (“Wildermuth Advisory” or the “Adviser”), the Fund’s prior investment adviser (see Note 12 - Subsequent Events), approved a plan of liquidation for the Fund (the “Liquidation Plan”). After considering a variety of factors, the Board of Trustees of the Fund concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated. As a result of the adoption of the Liquidation Plan, the Fund is no longer actively pursuing its stated investment objective, and the Adviser has begun to seek to liquidate the Fund’s portfolio. The Fund’s portfolio manager will likely increase the Fund’s assets held in cash and cash equivalents over time to prepare for an orderly liquidation. As a result, the Fund is expected to deviate from its stated investment objective, policies, and strategies.

In connection with the Fund’s liquidation, shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. While the Fund intends to proceed with the Liquidation Plan, at this time, there is no estimate of when the liquidation will be completed.

Sales of the Fund’s shares were suspended effective June 22, 2023. In addition, effective June 29, 2023, the Fund’s quarterly repurchase offers were suspended through the final distribution of the Fund’s assets pursuant to the Liquidation Plan.

The Fund had previously offered three different classes of shares: Class A, Class C, and Class I shares. On July 28, 2023, the Board approved, based on the recommendation of the Adviser, the conversion of all the Fund’s outstanding Class A and Class C shares to Class I shares (the “Class Conversion”). The Class Conversion occurred on August 14, 2023.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – Subject to its oversight, the Trust’s Board has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.

For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Adviser deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate, Hedge Funds, Private Equity Funds, and Private Real Estate Investments (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. Investments in private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Adviser on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

In cases where investment statements as of September 30, 2023 are not available, the Adviser utilizes the latest available statement and discusses with management of the underlying investment to determine if there have been material events or other information that may impact valuation. Based on that analysis and in accordance with the Trust’s valuation policies and procedures, the Adviser makes a determination as to whether a change in valuation is required from the latest available statement value.

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments.

These inputs are summarized in the three broad levels listed below:

•        Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•        Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•        Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of September 30, 2023:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient*		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Commodity & Natural Resource Investments	$1,343,291	(1)(6)(7)	$—	$—	$4,745,061	$6,088,352
Direct Private Equity	—		—	—	45,692,243	45,692,243
Direct Real Estate	1,486,921	(2)(6)(7)	—	—	1,336,857	2,823,778
Hedge Funds	603,602	(3)(6)(7)	—	—	—	603,602
Private Equity Debt	—		—	—	18,280,275	18,280,275
Private Equity Funds	4,212,273	(4)(6)(7)	—	—	1,634,890	5,847,163
Private Real Estate Investments	5,278,224	(5)(6)(7)	—	—	—	5,278,224
Public Non-Traded Real Estate Investment Debt	—		—	—	110,885	110,885
Warrants	—		—	—	670,200	670,200
Short-Term Investments	—		665,504	—	—	665,504
Total	$12,924,311		$665,504	$—	$72,470,411	$86,060,226

*         Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

The following footnotes represent the Fund’s investments, valued using net asset value as a practical expedient, and their attributes as of September 30, 2023. The investments listed are grouped by security type.

(1)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Kayne Anderson Energy Fund VII LP	1,343,291	$ 324,517	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies	N/A	Up to 7 years	Up to 7 years
(2)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Brookwood SFL Investor Co-Investment Vehicle, LLC	1,486,921	—	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A	Until Asset is Sold	No redemption rights
(3)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Rosebrook Opportunities Fund LP	603,602	747,568	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A	Up to 4 years	Up to 4 years

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

(4)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Abbott Secondary Opportunities LP	828,303	25,539	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	Not Applicable	Up to 5 years	Up to 5 years
	Committed Advisors Secondary Fund III	1,427,474	—	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	Not Applicable	Up to 7 years	Up to 7 years
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	164,690	—	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

								Not Applicable	Up to 4 years	Up to 4 years
	PineBridge Secondary Partners IV SLP	1,076,622	1,283,385	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	Not Applicable	Up to 8 years	Up to 8 years
	StepStone VC Opportunities V LP	715,184	32,500	Not Applicable	Not Applicable	Capital Appreciation	Direct investments in growth stage companies	Not Applicable	Up to 8 years	Up to 8 years
(5)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	ARCTRUST, Inc.	954,821	—	Annual	30 days	Capital Appreciation and Income	Development, acquisition and financing of commercial properties	3 years	Until Assets Are Sold	No redemption rights
	Cygnus Property Fund V, LLC	22,605	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Distressed debt/special situation and opportunistic real estate investments	Not Applicable	Up to 3 years	Up to 3 years
	Harbert Seniors Housing Fund I LP	1,121,728	—	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 7 years	Up to 7 years
	Harbert Seniors Housing Fund II LP	2,661,601	2,204,823	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 10 years	Up to 10 years
	Shopoff Land Fund III LP	51,520	—	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 2 years	Up to 2 years
	Walton Street Real Estate Fund VIII LP	465,949	419,302	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 8 years	Up to 8 years

(6)              Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(7)              These investments are domiciled in the United States.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance April 1, 2023	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance September 30, 2023
Commodity & Natural Resource Investments	$4,922,774	$—	$—	$—	$—	$—	$(1,368)	$(176,345)	$4,745,061
Direct Private Equity	50,349,405	—	—	—	—	—	—	(4,657,162)	45,692,243
Direct Real Estate	1,984,885	—	—	—	—	—	—	(648,028)	1,336,857
Private Equity Debt	20,024,315	—	—	—	—	—	—	(3,707,040)	18,280,275
Private Equity Funds	1,652,284	—	—	—	—	—	—	(17,394)	1,634,890
Public Non-Traded Real Estate Investment Debt	116,110	—	—	—	(5,136)	—	2,546	(2,635)	110,885
Warrants	958,394	—	—	—	—	—	—	(288,194)	670,200
	$80,008,167	$—	$—	$1,963,000	$(5,136)	$—	$1,178	$(9,496,798)	$72,470,411

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of September 30, 2023 is $(9,249,344).

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of September 30, 2023:

Type of Level 3 Investment	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
Commodity & Natural Resource Investments	$3,503,663	Income Approach	Discount Rate	0% – 28%	17.80%	Decrease

Direct Real Estate Private Equity	1,336,857	Market Approach	Cap Rate	7.55	7.55	Decrease

Direct Private Equity	2,449,865	Guideline company comparison	Projected revenue mulitple	0.3x	0.3x	Decrease

	9,536,543		LTM Revenue multiple	3.75 – 5.54x	4.73x	Decrease

	2,688,310		Book Multiple	1.05x	1.05x	Increase

	14,095,380	Probability-Weighted Expected Return Model	Time to Liquidity	0.5 – 2 year	1.2	Decrease
			Exit Multiple	9x – 13x	10.6	Increase
			Discount Rate	30 – 50%	34%	Decrease

	16,747,146	Guideline company comparison &	Projected revenue mulitple	1.7x – 6.0x	5.0	Increase
		Option pricing method
			Time to Liquidity	2 – 3	2.4	Increase
			Volatility	60 – 65%	62.9%	Increase
			Risk Free Rate	4.80% – 5.03%	4.98%	Decrease

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Type of Level 3 Investment	Fair Value as of September 30, 2023	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
Private Equity Debt	$18,280,275	Income Approach	Discount Rate	27.5% – 40%	30.17%	Decrease

Private Equity Funds	293,441	Market Approach	Discount Rate	45.00%	45.00%	Decrease

Warrants	623,187	Guideline company comparison	Projected revenue mulitple	6x	6x	Increase

		Option pricing method	Time to Liquidity	2.0	2.0	Decrease
			Volatility	65%	65%	Increase
			Risk Free Rate	5.03%	5.03%	Decrease

	47,013	Probability-Weighted Expected Return Model	Time to Liquidity	0.5 – 1 year	0.5 – 1 year	Decrease
			Exit Multiple	9x – 11x	9x – 11x	Increase
			Discount Rate	50.00%	50.00%	Decrease

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of September 30, 2023:

Type of Level 3 Investment	Fair Value as of September 30, 2023	Valuation Technique
Commodity & Natural Resource Investments	$1,241,398	Quarterly Asset Based Approach
Direct Private Equity	174,999	Recent Transaction Value
Private Equity Funds	1,341,449	Quarterly Asset Based Approach

Public Non-Traded Real Estate Investment Debt	110,885	Face Value

Portfolio Investment Classification – The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Prior to the approval of the Liquidation Plan, dividends from gross investment income were declared and distributed quarterly. Distributable net realized capital gains were also declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

In connection with the Liquidation Plan, shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as exchange-traded funds, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code but rather will be taxed as a corporation.

The Fund accounts for income taxes using the asset and liability method. The expected amount of income tax to be paid or refunded during the year is current income tax expense or benefit, as applicable. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that the Fund expects will apply at the time when the deferred tax assets and liabilities are expected to be realized. Deferred tax assets are also recorded for any tax attributes, such as tax credit and net operating loss carryforwards. The Fund determines the realization of deferred tax assets by considering all positive and negative evidence available, and a valuation allowance is recorded for any deferred tax assets that are not more-likely-than-not to be realized. Any effect of change in federal and state tax rates on deferred tax assets and liabilities is recognized in income tax expense in the period that includes the enactment date.

The Fund records liabilities for uncertain income tax positions based on a two-step process. The first step is recognition, where an individual tax position is evaluated as to whether it has a likelihood of greater than 50% of being sustained upon examination based on the technical merits of the position, including resolution of any related appeals or litigation processes. For tax positions that are currently estimated to have less than a 50% likelihood of being sustained, no tax benefit is recorded. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized on ultimate settlement. The actual benefits ultimately realized may differ from the estimates. In future fiscal years, changes in facts, circumstances, and new information may require the Fund to change the recognition and measurement estimates regarding individual tax positions. Changes in recognition and measurement estimates are recorded in income tax expense and liability in the fiscal year in which such changes occur. Any interest or penalties incurred related to unrecognized tax benefits are recorded as a component of the provision for income tax expense.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the six months ended September 30, 2023, the Fund did not have any contributions to capital due to redemption fees.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the six months ended September 30, 2023, amounted to $1,308,375 and $159,000, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended September 30, 2023, the Adviser earned $658,185 in advisory fees.

Expense limitation agreement – The Adviser and the Fund entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50% , 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through July 31, 2023. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund was able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment was approved by the Fund’s Board of Trustees. The Board approved an amended and restated expense limitation agreement (the “Amended Expense Limitation Agreement”), effective August 1, 2023, in which the Adviser agreed to limit the Fund’s ordinary operating expenses so that they do not exceed 2.75% per annum of the Fund’s average daily net assets attributable to Class I shares. All other terms of the Expense Limitation Agreement remained the same in the Amended Expense Limitation Agreement. During the six months ended September 30, 2023, the Adviser did not recoup any expenses. As of September 30, 2023, $925,074 is subject to recoupment through December 31, 2023, $336,068 through December 31, 2024, $183,517 through March 31, 2025, and $665,753 through March 31, 2026.

Distribution Agreement – The Fund had a Distribution Agreement (the “Agreement”) that provided that a monthly distribution fee be calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares. For the six months ended September 30, 2023, $41,390 had been incurred for Class C distribution fees. On July 28, 2023, the Board approved the termination of the Agreement and the termination of the Fund’s Distribution Plan relating to Class C shares.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Shareholder Services Plan – The Fund had adopted a Shareholder Services Plan and Agreement (the “Plan) that provided that a monthly service fee be calculated at an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. For the six months ended September 30, 2023, Class A had incurred $25,616 in shareholder service fees and Class C had incurred $13,797. On July 28, 2023, the Board approved the termination of the Plan.

Trustees – Each Independent Trustee receives an annual cash retainer of $40,000. The chairperson of the Valuation Committee and the chairperson of the Audit Committee each receives $1,250 additional compensation for each Committee meeting for which such person serves as chair of the meeting. Mr. Wildermuth, Ms. Wildermuth or any of the executive officers of the Adviser will not receive compensation from the Fund.

5. FEDERAL TAX INFORMATION

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. Therefore, the Fund’s taxable income will be subject to tax at corporate rates without any deduction for distributions to shareholders. In addition, distributions generally will be taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits.

The components of income tax expense for the year ended September 30, 2023 is presented in the table below:

Current Tax Expense (Benefit)	For the period ended September 30, 2023
Federal	(781,572)
State	(220,084)
Current Tax Expense (Benefit)	(1,001,656)
Deferred Tax Expense (Benefit)	For the period ended September 30, 2023
Federal	(1,184,390)
State	(333,213)
Deferred Tax Expense (Benefit)	(1,517,603)
Total Income Tax Expense (Benefit)	(2,519,260)
Pre-Tax Book Income	(11,380,377)

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Income tax expense/(benefit) for the period ended September 30, 2023 varied from the amount computed by applying the statutory income tax rate to income before income taxes. The Fund’s federal statutory tax rate was 21 percent for the period ended September 30, 2023. A reconciliation of the expected U.S. federal income tax expense, calculated by applying the federal statutory tax rate, to the Fund’s actual income tax expense, and the effective tax rates for the period ended September 30, 2023 is presented in the following table:

	For the period ended September 30, 2023	For the period ended September 30, 2023
Federal tax (benefit) at statutory rate	(2,389,879)	21.00%
State tax expense (benefit), net of Federal benefit	(644,415)	5.66%
Effect of Rate Change	(16,422)	0.14%
Prior Year True-ups	179,639	(1.58)%
Change in Valuation Allowance	351,818	(3.09)%
Total tax expense	(2,519,260)	22.14%

Significant components of the Fund’s net deferred tax assets and liabilities at September 30, 2023 is presented in the following table:

For the period ended September 30, 2023
Deferred Tax Assets:
Interest Expense	154,843
Unrealized (Gain)/Loss on Investments	7,104,469
Loss from US Partnerships	196,974
Valuation Allowance	(351,818)
Total Deferred Tax Assets	7,104,469
Deferred Tax Liabilities:
Unrealized (Gain)/Loss on Investments	(7,279,874)
Total Deferred Tax Liabilities	(7,279,874)
Net Deferred Tax Asset(Liability)	(175,405)

The Fund establishes a valuation allowance to reduce deferred tax assets if, based on the weight of the available evidence, both positive and negative, for each respective tax jurisdiction, it is more likely than not that some portion or all of the deferred tax assets will not be realized. During the period, it was determined that it is more likely than not we will not realize the benefit of interest expense carryforwards and certain losses from US partnerships. The balance of the valuation allowance was $0.4 million for the period ended September 30, 2023.

The Fund has analyzed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and state jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund is no longer subject to U.S. federal tax examinations for tax years before December 31, 2018.

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund has a policy to offer shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% of the shares outstanding, unless such offer is suspended or postponed in accordance with regulatory requirements. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Effective June 29, 2023, the Fund suspended its quarterly repurchase offers.

During the six months ended September 30, 2023, the Fund completed one quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Pricing Date	April 28, 2023
% of Shares Offered - Total Fund	5.00%
Number of Shares Offered - Total Fund	441,009
Pricing Date Net Asset Value - Class A	$11.16
Pricing Date Net Asset Value - Class C	$10.50
Pricing Date Net Asset Value - Class I	$11.30
Number of Shares Tendered - Class A	1,448,490
Number of Shares Tendered - Class C	795,631
Number of Shares Tendered - Class I	1,208,314
Number of Shares Repurchased - Class A	186,403
Number of Shares Repurchased - Class C	100,271
Number of Shares Repurchased - Class I	154,335
% of Shares Tendered - Total Fund	39.14%
% of Shares Repurchased - Total Fund	5.00%*

*         Repurchases were made on a pro-rata basis

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on September 30, 2023 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$803,890	$828,303	1.1%
Affinity Beverages, LLC	February 21, 2020	41,751	175,000	174,999	0.2%
ARCTRUST, Inc.	June 30, 2016	92,075	855,381	954,821	1.3%
Atlas Fintech Holdings Corp. - Class A Share Interests	December 20, 2016	684	3,126,329	2,688,310	3.7%

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/30/2023	December 20, 2016	44	$—	$—	0.0%
Auda Capital SCS SICAV SIF – Auda Asia Secondary Fund	April 2, 2018	—	398,630	1,341,449	1.8%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	369,385	1,486,921	2.0%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	1,000	1,000,000	1,032,213	1.4%
Clear Guide Medical, Inc. - Convertible Note, 0.50%, 2/29/2024	August 15, 2022	750,000	750,000	696,350	1.0%
Clear Guide Medical, Inc. - Convertible Note, 6.00%, 12/6/2023	January 6, 2022	250,000	250,000	241,387	0.3%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,771,103	5.2%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	719,414	1.0%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	838,423	3,085,394	4,066,329	5.6%
Clearsense, LLC - Class C Preferred Shares	February 20, 2019	1,543,074	6,799,865	3,105,269	4.3%
Clearsense, LLC - Class D Preferred Shares	April 28, 2021	835,814	3,000,000	2,106,878	2.9%
CM Funding, LLC	December 14, 2018	1,976,034	1,976,034	1,868,275	2.6%
Committed Advisors Secondary Fund III	March 30, 2017	—	448,609	1,427,474	2.0%
Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031	June 22, 2021	113,520	113,520	110,885	0.2%
Cygnus Property Fund V, LLC	October 30, 2018	—	—	22,605	0.0%
DSI Digital, LLC - Common Units	April 26, 2021	2,074,115	1,000,000	117,971	0.2%
DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025	March 24, 2021	5,715,000	5,715,000	5,682,985	7.7%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	5,791,621	8,560,000	5,420,563	7.5%
DSI Digital, LLC, Exercise Price $0.01, Expiration Date 3/28/2025	February 28, 2023	940,275	—	47,013	0.1%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	207,670	164,690	0.2%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	293,441	0.4%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	—	0.0%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,271,672	1,121,728	1.5%
Harbert Seniors Housing Fund II LP	September 10, 2019	—	2,742,490	2,661,601	3.7%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,907,395	1,343,291	1.9%
LaGrange Senior Living, LLC - Class A Interests	September 11, 2019	1,800,000	1,800,000	1,336,857	1.8%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	4,324,396	6.0%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	2,276,542	2,491,051	3.4%

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	$1,223,458	$1,254,009	1.7%
Midcon Holdco Partners, LLC	December 29, 2020	182	181,858	209,185	0.3%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	730,754	1,076,622	1.5%
Reach Enterprises, Inc. - Common Units	August 8, 2019	8,800,000	2,758,800	1,900,610	2.6%
Reach Enterprises, Inc. - Convertible Note, 8.00%, 9/30/2024	April 30, 2021	6,168,250	6,168,250	4,181,126	5.8%
Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023	October 2, 2020	2,500,000	2,500,000	3,121,875	4.3%
Reach Enterprises, Inc. - Series Seed-1 Preferred Units	August 5, 2020	309,150	458,001	106,309	0.2%
Reach Enterprises, Inc. - Series Seed-2 Preferred Units	July 15, 2020	1,288,103	1,526,647	442,946	0.6%
Rosebrook Opportunities Fund LP	February 2, 2017	—	994,053	603,602	0.8%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028	February 6, 2018	1,442	—	1,846	0.0%
Sequin, Inc. - Convertible Note, 8.00%, 10/20/2023	July 22, 2020	2,098,889	2,098,889	813,902	1.1%
Sequin, Inc. - Convertible Note, 12.00%, 5/30/2024	May 30, 2023	250,000	250,000	73,913	0.1%
Sequin, Inc., Exercise Price $0.001, Expiration Date 3/30/2026	March 31, 2021	6,410	—	—	0.0%
Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024	March 31, 2021	250,000	250,000	90,955	0.1%
Shopoff Land Fund III LP	April 28, 2015	56	34,846	51,520	0.1%
StepStone VC Opportunities V, L.P.	January 18, 2018	—	290,875	715,184	1.0%
The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2023	July 22, 2020	2,033,611	2,033,611	2,259,984	3.1%
Thunder Investment Partners, LLC	November 2, 2018	2,066,031	2,066,031	1,635,388	2.3%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	175,030	465,949	0.6%
Waratek, Ltd. - Common Shares	November 24, 2021	7,627,254	3,191,374	7,396,862	10.1%
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028	June 5, 2018	646,328	—	621,341	0.9%
Waratek, Ltd. - Series B-1	June 5, 2018	635,838	2,990,569	2,444,347	3.4%
Waratek, Ltd. - Series B-2	December 28, 2017	756,826	3,696,940	3,160,877	4.4%
WG Pitts Caribbean, LLC - Common Units	October 12, 2018	—	426,040	—	0.0%
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026	August 14, 2020	4,436,896	4,010,856	1,117,798	1.5%
			$92,129,688	$85,394,722

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

8. INVESTMENTS IN AFFILIATED ISSUERS

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Beginning balance April 1, 2023	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value September 30, 2023	Investment Income
Clear Guide Medical, Inc. - Convertible Note - 0.50%, 2/29/2024	$696,350	$—	$—	$—	$—	$—	$696,350	$—
Clear Guide Medical, Inc. - Convertible Note - 6.00%, 12/6/2023	241,387	—	—	—	—	—	241,387	—
Clear Guide Medical, Inc. - Series A Preferred Stock	3,771,103	—	—	—	—	—	3,771,103	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	719,414	—	—	—	—	—	719,414	—
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	4,066,329	—	—	—	—	—	4,066,329	—
Clearsense, LLC - Class C Preferred Shares	5,401,290	—	—	(2,296,021)	—	—	3,105,269	—
Clearsense, LLC - Class D Preferred Shares	3,403,066	—	—	(1,296,188)	—	—	2,106,878	—
CM Funding, LLC	1,852,344	—	—	15,931	—	—	1,868,275	—
DSI Digital, LLC - Common Units Units(1)	1,566,913	—	—	(1,448,942)	—	—	117,971	—
DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025(1)	7,546,397	610,000	—	(2,473,412)	—	—	5,682,985	—
DSI Digital, LLC - Series A Convertible Preferred Units(1)	7,418,808	—	—	(1,998,245)	—	—	5,420,563	—
DSI Digital, Exercise Price 0.01 Euro, Expiration Date 03/28/2025(1)	362,906	—	—	(315,893)	—	—	47,013	—
LaGrange Senior Living, LLC - Class A Interests(1)	1,984,885	—	—	(648,028)	—	—	1,336,857	106,520
Level ATI HoldCo, LLC - Class A(1)	4,143,227	—	—	181,169	—	—	4,324,396	—
Reach Enterprises, Inc. - Common Units(1)	108,957	—	—	1,791,653	—	—	1,900,610	—
Reach Enterprises, Inc. - Convertible Note - 8.00%, 9/30/2024(1)	4,514,668	1,103,000	—	(1,436,542)	—	—	4,181,126	—
Reach Enterprises, Inc. - Convertible Note - 12.00%, 10/1/2023(1)	2,668,750	—	—	453,125	—	—	3,121,875	—
Reach Enterprises, Inc. - Series Seed-1 Preferred Units(1)	25,891	—	—	80,418	—	—	106,309	—
Reach Enterprises, Inc. - Series Seed-2 Preferred Units(1)	107,878	—	—	335,068	—	—	442,946	—
Rosebrook Opportunities Fund LP(1)	603,602	—	—	—	—	—	603,602	—
Thunder Investment Partners, LLC(1)	1,707,428	—	—	(70,672)	—	(1,368)	1,635,388	71,054

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

Security Description	Beginning balance April 1, 2023	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value September 30, 2023	Investment Income
Waratek, Ltd. - Common Shares(1)	$7,072,062	$—	$—	$324,800	$—	$—	$7,396,862	$—
Waratek, Ltd. - Series B-1(1)	2,535,343	—	—	(90,995)	—	—	2,444,348	—
Waratek, Ltd. - Series B-2(1)	3,214,249	—	—	(53,372)	—	—	3,160,877	—
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 01/22/2028(1)	593,641	—	—	27,699	—	—	621,340	—
WG Pitts Caribbean, LLC. - Common Units(1)	—	—	—	—	—	—	—	—
WG Pitts Caribbean, LLC. - Promissory Note, 12.00%, 3/31/2026(1)	1,826,180	—	—	(708,382)	—	—	1,117,798	—
	$68,153,068	$1,713,000	$—	$(9,626,829)	$—	$(1,368)	$60,237,871	$177,574

(1)              Affliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

9. OFFERING PRICE PER SHARE

Class A shares were offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares were not subject to a sales charge. Class C shares were subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares were not subject to a contingent deferred sales charge. For the six months ended September 30, 2023, the various broker dealers received $76,506 in underwriting commissions for sales of shares. For the six months ended September 30, 2023, contingent deferred sales charges in the amount of $0 were charged to Class C shareholders.

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of September 30, 2023, the Fund had unfunded commitments in the amount of $5,407,358. The Adviser monitors capital call activity and regularly reviews the Fund’s cash position. In the event the Fund receives a capital call which the Fund is unable to meet due to the ongoing cash requirements of the Fund, the Adviser will evaluate the potential punitive impact of remaining unfunded commitment. Additionally, the Adviser will consider other options that may be reasonably available to the Fund, which may include the feasibility of a forbearance agreement until adequate liquidity becomes available to meet the capital commitment. Below is a summary of unfunded commitments per security.

Investment	Total Commitment	Unfunded Commitment
Abbott Secondary Opportunities LP	$2,000,000	$25,539
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	3,000,000	369,724
StepStone VC Opportunities V LP	650,000	32,500
Harbert Seniors Housing Fund II LP	5,000,000	2,204,823
Kayne Anderson Energy Fund VII LP	2,500,000	324,517
Pinebridge Secondary Partners IV SLP	2,000,000	1,283,385
Rosebrook Opportunities Fund LP	3,000,000	747,568
Walton Street Real Estate Fund VIII LP	1,000,000	419,302
	$19,150,000	$5,407,358

Wildermuth Fund

Notes to Financial Statements - Continued
September 30, 2023 (Unaudited)

11. REVOLVING CREDIT AGREEMENT

On May 19, 2022, the Wildermuth Fund increased its revolving bank line of credit to $10,000,000. The maturity date of the line of credit is February 25, 2024. The Fund uses the line of credit to fund short-term portfolio cash needs and pays interest on it, which is charged at the floating Wall Street Journal Prime Rate, with a rate floor of 3.50% and a setup fee 0.50% of the initial loan amount. During the six months ended September 30, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $9,327,569, $10,000,000, and 8.30% per annum, respectively. The line of credit is collateralized by the assets of the Fund. As of September 30, 2023, the principal outstanding balance was $10,000,000 at an interest rate of 8.50% per annum. On December 23, 2022, the Wildermuth Fund entered into an additional revolving line of credit with a bank, which provides for maximum borrowings of $4,500,000. The maturity date of this line of credit is February 25, 2024. The Fund pays interest on the line of credit with a rate floor of 5.00%. During the six months ended September 30, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $2,480,529, $4,500,000, and 8.30% per annum, respectively. As of September 30, 2023, the principal outstanding balance was $4,500,000 at an interest rate of 8.30% per annum on the secondary line of credit. Expenses for the loans are paid by the Fund. During the six months ended September 30, 2023, the Fund paid $518,956 in interest and borrowing costs.

12. SUBSEQUENT EVENTS

Effective November 1, 2023, Wildermuth Advisory was terminated as the investment adviser to the Fund. As of the same date, Daniel Wildermuth and Carol Wildermuth each resigned from the Board of the Fund. Daniel Wildermuth also resigned as Chairman of the Board. Daniel and Carol Wildermuth also resigned from their respective positions as officers of the Fund, including Daniel Wildermuth’s resignation as portfolio manager of the Fund.

At a special meeting of the Board held on November 1, 2023, and in accordance with Rule 15a-4 under the 1940 Act, the Board appointed BW Asset Management Ltd (“BWAM”), a subsidiary of Kroll, LLC, as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). Pursuant to the Interim Advisory Agreement and in accordance with the Plan of Liquidation, BWAM will provide investment advisory services to Fund. BWAM will serve as the interim investment adviser until shareholders of the Fund either approve a new investment advisory agreement or until the interim agreement expires. BWAM will earn the same investment management fee of 1.50% as Wildermuth Advisory. The Expense Limitation Agreement between the Fund and Wildermuth Advisory also terminated on November 1, 2023.

Wildermuth Fund

Additional Information
September 30, 2023 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended September 30, 2023 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-445-6032 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-445-6032.

Wildermuth Fund

Privacy Policy

1.  POLICY

Wildermuth Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.  HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.  WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

•        Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•        Account History, including information about a shareholder’s losses or gains; and

•        Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.  WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.  UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Investment Adviser

BW Asset Management, Ltd.

Strathvale House, 3rd Floor

PO Box 30847

90 North Church Street
George Town, Grand Cayman, KY1-1204, Cayman Islands

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032, or by visiting our website www.wildermuthfund.com. The Fund’s Prospectus should be read carefully before investing.

(b)	There were no notices transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective November 1, 2023, Mitchell Mansfield serves as the Fund’s portfolio manager (the “Portfolio Manager”) and is responsible for the day-to-day management of the Fund. Mr. Mansfield is a Managing Director at Kroll (Cayman) Ltd and a Director of BW Asset Management Ltd, the Fund’s interim investment adviser. Kroll (Cayman) Ltd and BW Asset Management Ltd are subsidiaries of Kroll, LLC (collectively, “Kroll”). Mr. Mansfield has over 18 years of experience delivering bespoke solutions to clients in complex situations and has managed, or is managing, the liquidation of assets exceeding $1 billion in pooled investment vehicles. Mr. Mansfield leads the Funds and Asset Management services for Kroll’s Restructuring practice. In this position, he is responsible for providing advisory and discretionary asset management services for illiquid investments, including divestments, rationalizing management cost structures, restructuring of single investments or portfolio realizations. Mr. Mansfield originally joined Borrelli Walsh in 2016, which was later acquired by Kroll in November 2020. Mr. Mansfield is a Chartered Accountant and has a Bachelor of Commerce from University of New England.

As of August 31, 2023, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

·   A Mauritius regulated fund with assets under management of approximately $110 million;

·   Five private funds under voluntary liquidation with combined assets under management of $120 million; and

·   Various funds in provisional or official liquidation with combined assets under management of $300 million.

Mr. Mansfield manages one account for which the investment advisory fee has a performance component.

The Fund is not aware of any material conflicts between the Portfolio Manager and the other accounts managed by the Portfolio Manager. The Fund is in liquidation and therefore the Portfolio Manager’s sole responsibility is to seek to divest the Fund’s positions in accordance with a Plan of Liquidation adopted by the Board of Trustees of the Fund.

Mr. Mansfield is compensated by Kroll and receives a fixed salary and a discretionary bonus. Bonuses are determined by Kroll based on individual performance and overall profitability of Kroll. Mr. Mansfield’s compensation is not directly based on any incentive fee compensation received by Kroll.

As of November 1, 2023, Mr. Mansfield did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A (1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023 (2)	186,403	$11.16	0	0
May. 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	0	0	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	0	0	0	0
Total	186,403	$11.16	0	0

Class C (1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023 (2)	100,271	$10.50	0	0
May. 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	0	0	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	0	0	0	0
Total	100,271	$10.50	0	0

Class I (1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023 (2)	154,335	$11.30	0	0
May. 1-31, 2023	0	0	0	0
Jun. 1-30, 2023	0	0	0	0
Jul. 1-31, 2023	0	0	0	0
Aug. 1-31, 2023	0	0	0	0
Sep. 1-30, 2023	0	0	0	0
Total	154,335	$11.30	0	0

(1)  On August 14, 2023 Class A and Class C shares were converted into Class I Shares.

(2) On March 31, 2023 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of April 28, 2023 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 441,009 shares represented 5% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable
(b)	Not applicable

Item 13. Exhibits.

(a)	(1)	Not applicable to semi-annual reports.

(a)	(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)	(3)	Not applicable.

(a)	(4)	Changes to the registrant's independent public accountant. Not applicable.

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Fund

/s/ Mitchell Mansfield
By: Mitchell Mansfield
Principal Executive Officer
December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Mitchell Mansfield
By: Mitchell Mansfield
Principal Executive Officer
December 7, 2023

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
December 7, 2023